                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of NYFIX, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), I, Mark R. Hahn, Chief
Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to
the best of my knowledge, that:

    (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/ Mark R. Hahn
---------------------------------------------
Mark R. Hahn
Chief Financial Officer
March 31, 2003

This certification accompanies this Report pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the
Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.